LEASES - Undiscounted Operating Lease Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Lessee, Operating Lease, Liability, Payment, Due [Abstract]
2023	$ 234
2024	234
2025	19
Total undiscounted lease payments	487
Less imputed interest	(42)
Total net lease liabilities	$ 445	$ 115